--------------------------------------------------------------------------------
CORPORATE FIXED INCOME
--------------------------------------------------------------------------------

Alliance Bond Fund
Corporate Bond
Portfolio

Semi-Annual Report
December 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
February 19, 2002

Dear Shareholder:

This report contains investment results, strategy and outlook for Alliance Bond Fund Corporate Bond Portfolio (the "Portfolio") for the semi-annual reporting period ended December 31, 2001.

Investment Objectives and Policies

The primary objective of this open-end fund is to maximize income over the long-term, to the extent consistent with providing reasonable safety in the value of each shareholder's investment. As a secondary objective, the Portfolio seeks capital appreciation. To achieve its objectives, the Portfolio invests primarily in corporate bonds. The Portfolio may also hold debt securities issued by the U.S. and foreign governments. Where the Portfolio invests primarily in investment-grade securities (currently 65%), it may also invest a significant amount of its assets in lower-rated debt securities.

Investment Results

The following table shows how the Portfolio performed over the past six- and 12-month periods ended December 31, 2001. For comparison, we have included the Lehman Brothers (LB) Long BAA U.S. Credit Index, a measure of the performance of a basket of unmanaged corporate debt securities. We have also included the performance for the Lipper Corporate Debt BBB Rated Funds Average, the average performance of a group of similar corporate bond funds.

INVESTMENT RESULTS*
Periods Ended December 31, 2001

                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                         6 Months    12 Months
--------------------------------------------------------------------------------
Alliance Bond Fund Corporate Bond Portfolio
   Class A                                                  3.75%        8.34%
--------------------------------------------------------------------------------
   Class B                                                  3.32%        7.53%
--------------------------------------------------------------------------------
   Class C                                                  3.32%        7.53%
--------------------------------------------------------------------------------
Lehman Brothers Long BAA U.S. Credit Index                  5.17%       12.50%
--------------------------------------------------------------------------------
Lipper Corporate Debt BBB Rated Funds Average               3.57%        7.41%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2001. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed-income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity. The unmanaged Lipper Corporate Debt BBB Rated Funds Average (the


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the six- and 12-month periods ended December 31, 2001, the Lipper Average consisted of 155 and 151 funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any particular investment, including Alliance Bond Fund Corporate Bond Portfolio.

      Additional investment results appear on pages 6-10.

During the six- and 12-month periods under review the Portfolio underperformed the LB Long BAA U.S. Credit Index. The Portfolio however, outperformed the Lipper Corporate Debt BBB Rated Funds Average, an average of similarly managed funds.

Security selection, particularly in the high yield corporate arena, was the primary source of the Portfolio's underperformance relative to its benchmark, the LB Long BAA U.S. Credit Index. Continued weakness in the high yield sector, caused by declines in the equity market and investors' aversion to risk, negatively affected performance. Particular holdings that detracted from the Portfolio's performance included Marconi Corp. Plc, and Global Crossing Holdings, Ltd. in the communications sector, and Finova Group, Inc. in the financial sector. In addition, the Portfolio's overweighting in the utility sector detracted from performance, while the industrial and utility security selection contributed positively to the Portfolio's performance.

The Portfolio's emerging market securities had an overall positive effect. The Portfolio's relatively small position in Argentina (which was sold by the end of October) detracted from perfomance. However, the Portfolio's larger position in Russia contributed positively to performance as economic reforms continued and their geopolitical importance grew. The Portfolio's Treasury allocation modestly detracted from performance as Treasuries generally underperformed corporate securities.

Market Overview

Global economic growth continued to decelerate in the second half of 2001. In the U.S., declining business investment, weaker export performance, lower equity valuations and a drop in consumer confidence combined to significantly slow the economy during the period. The events of September 11 further undermined the economy and delayed any prospects of recovery to 2002. In response, the U.S. Federal Reserve continued to aggressively lower interest rates, ending the year with the lowest rates seen in four decades. Gross domestic product (GDP), which is the official measure of growth of the U.S. economy, declined from 0.8% in the first half of the year to -0.6% in the second half. In December however, a deceleration in the job-loss rate and signs of a turnaround in manufacturing ac-


--------------------------------------------------------------------------------
2 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

tivity suggested the economy had reached the bottom and could be set for a recovery early in 2002.

Individual sectors of the fixed income markets all posted positive returns during the period under review. Within the credit sensitive sectors, asset-backed securities posted the highest return at 5.17%. The broader corporate market returned 4.76%, with higher rated corporates outperforming lower rated corporates. Along the maturity spectrum, longer-dated corporate securities generally outperformed shorter-dated corporate securities. Within the government sector, Treasury securities posted a return of 4.71%, underperforming corporates for the period. At year-end, returns on Treasury securities were modestly dampened by prospects of an economic recovery in 2002.

The emerging market sector was the poorest performing sector during the period, returning -5.98% as measured by the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+). Although most emerging market countries posted positive returns, the overall performance of the sector was significantly dampened by Argentina.

Investment Strategy and Outlook

During the six-month period under review, we increased the Portfolio's exposure to long duration Treasury securities and generally maintained its corporate bond exposure with modifications to specific sectors and security holdings.

Within the corporate sector, we reduced the Portfolio's overall holdings in the banking and communications industries and increased its position in more defensive sectors such as energy, metals/mining and petroleum products. We also continued to diversify the Portfolio's corporate holdings by adding positions in the automotive, chemical and industrial sectors.

Within the emerging market arena, we added opportunistic positions in Argentine debt during the period based on our view that valuations had grown cheap relative to our outlook for the country. As concerns of a possible foreign debt default rose, we sold the Portfolio's Argentine position, as noted above. We currently maintain no Argentine holdings. We also added a position in Brazil and maintained the Portfolio's holding in Russia throughout the period.

Market Outlook

Accelerating liquidity, improving consumer confidence, a deceleration in the job loss rate and signs of a turnaround in manufacturing activity all point to a recovery in the U.S. economy in early 2002. We expect economic growth to advance throughout the year, with GDP reaching a 3.5% annualized pace by the fourth quarter. We believe the U.S. Federal Reserve's monetary policy will remain largely unchanged for the first half of 2002 with tighter policy expected in the latter half of the year. In this environment, interest rates should gradually trend higher and the yield curve should flatten somewhat.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Most of the elements that supported corporate bond returns in 2001 are still in place as we begin 2002, which are namely low nominal rates, a steep yield curve and substantive market liquidity. New-issue supply should moderate as corporations rein in capital expenditures and modest economic recovery ensues. As we begin 2002, we favor the telecommunications, bank and automotive sectors. Debt restructuring is a priority for the telecommunications sector, and with capital spending expected to be down from the levels of 2001, credit profiles should improve. Spread levels in the industry remain attractive. A positively sloped yield curve and strong capitalization levels will continue to support credit quality in the banking sector.

The Treasury market has a number of significant issues to deal with in 2002. Evidence is mounting that the U.S. economy is already recovering. Given the huge amount of fiscal and monetary stimulus, chances are high that the economic rebound will be faster than expected. Treasury issuance will increase and may come earlier than anticipated. We expect the federal budget position to swing from a $127 billion surplus in fiscal year 2001 to a deficit of $85 billion in fiscal year 2002.

We expect growth to accelerate in all emerging market economies as the demand for imports increases in developed economies and global risk aversion begins to subside. The crisis in Argentina had muted effects on other emerging market countries, which we find an encouraging sign that countries within the asset class have de-coupled.


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in Alliance Bond Fund Corporate Bond Portfolio. We look forward to reporting its progress to you in coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

John D. Carifa                      [PHOTO]

Wayne D. Lyski                      [PHOTO]

Wayne D. Lyski, Portfolio Manager, has over 27 years of investment experience.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
12/31/91 TO 12/31/01


Alliance Bond Fund Corporate Bond Portfolio Class A: $23,316

Lehman Brothers Long BAA U.S. Credit Index: $22,175

Lipper Corporate Debt BBB Rated Funds Average: $20,243

[The following table was depicted as a mountain chart in the printed material.]

                              Alliance        Lehman Brothers      Lipper
                              Bond Fund          Long BAA       Corporate Debt
                            Corporate Bond       US Credit      BBB-Rated Funds
                              Portfolio            Index            Average
-------------------------------------------------------------------------------
  12/31/1991                  $ 9,575             $10,000           $10,000
  12/31/1992                  $10,847             $10,988           $10,898
  12/31/1993                  $14,219             $12,505           $12,442
  12/31/1994                  $12,406             $11,898           $11,843
  12/31/1995                  $15,878             $15,187           $14,358
  12/31/1996                  $17,470             $15,711           $15,119
  12/31/1997                  $19,532             $17,917           $16,741
  12/31/1998                  $19,527             $19,134           $17,710
  12/31/1999                  $19,905             $18,397           $17,572
  12/31/2000                  $21,522             $19,711           $18,847
  12/31/2001                  $23,316             $22,175           $20,243

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund Corporate Bond Portfolio Class A shares (from 12/31/91 to 12/31/01) as compared to the performance of appropriate broad-based index and the Lipper Corporate Debt BBB Rated Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Long BAA U.S.Credit Index is a measure of corporate and non-corporate fixed income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity.

The unmanaged Lipper Corporate Debt BBB Rated Funds Average reflects performance of 23 funds (based on the number of funds in the average from 12/31/91 to 12/31/01). These funds have generally similar investment objectives to Alliance Bond Fund Corporate Bond Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund Corporate Bond Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average and its results are not indicative of any specific investment, including Alliance Bond Fund Corporate Bond Portfolio.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31

   [The following table was depicted as a bar chart in the printed material.]

     Alliance Bond Fund Corporate Bond Portfolio--Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
                     Alliance            Lehman Brothers       Lipper Corporate
                     Bond Fund                Long                 Debt BBB
                  Corporate Bond            BAA U.S.              Rated Funds
                     Portfolio            Credit Index              Average
--------------------------------------------------------------------------------
12/31/92              13.28%                  9.88%                  9.02%
12/31/93              31.09%                 13.81%                 14.13%
12/31/94             -12.75%                 -4.86%                 -5.19%
12/31/95              27.98%                 27.65%                 21.02%
12/31/96              10.03%                  3.45%                  4.55%
12/31/97              11.81%                 14.04%                 10.27%
12/31/98              -0.02%                  6.79%                  6.09%
12/31/99               1.94%                 -3.84%                 -1.84%
12/31/00               8.12%                  7.14%                  8.00%
12/31/01               8.34%                 12.50%                  7.41%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed-income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity. The unmanaged Lipper Corporate Debt BBB Rated Funds Average (the Lipper Average) is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the 10-year period from 12/31/91 to 12/31/01, the Lipper Average consisted of 23 funds. An investor cannot invest directly in an index or average, and its results are not indicative of any specific investment, including Alliance Bond Fund Corporate Bond Portfolio.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
December 31, 2001 (unaudited)

INCEPTION DATES               PORTFOLIO STATISTICS

Class A Shares                Net Assets ($mil): $1,322.0
3/11/74
Class B Shares
1/8/93
Class C Shares
5/3/93

SECURITY TYPE

  8.8%  U.S. Treasury
  4.8%  Preferred Stock
  4.7%  Sovereign Debt                          [PIE CHART]
Corporate
 21.2%  Communications
 18.2%  Public Utilities-Electric and Gas
  6.0%  Petroleum Products
  5.0%  Energy
  4.7%  Broadcasting/Media
  4.6%  Communications-Mobile
  3.9%  Banking
  3.8%  Cable
  2.9%  Supermarket/Drug
  2.3%  Industrial
  2.1%  Aerospace & Defense
  1.7%  Automotive
  1.5%  Public Utilities-Gas
  1.4%  Chemicals
  1.2%  Financial
  0.7%  Metals/Mining

  0.5%  Short-Term

All data as of December 31, 2001. The Portfolio's security type, holding type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
December 31, 2001 (unaudited)

HOLDING TYPE

 94.7%  Fixed Income                            [PIE CHART]
  4.8%  Equity
  0.5%  Short-Term Securities

COUNTRY BREAKDOWN

 83.5%  United States                           [PIE CHART]
  7.0%  United Kingdom
  4.8%  Cayman Islands
  4.1%  Russia
  0.6%  Brazil

All data as of December 31, 2001. The Portfolio's security type, holding type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

CLASS A
--------------------------------------------------------------------------------
                                      Without Sales Charge     With Sales Charge
               1 Year                          8.34%                  3.76%
              5 Years                          5.94%                  5.03%
             10 Years                          9.31%                  8.83%
            SEC Yield**                        6.66%

CLASS B
--------------------------------------------------------------------------------
                                      Without Sales Charge     With Sales Charge
               1 Year                          7.53%                  4.53%
              5 Years                          5.20%                  5.20%
      Since Inception*                         8.39%                  8.39%
            SEC Yield**                        6.24%

CLASS C
--------------------------------------------------------------------------------
                                      Without Sales Charge     With Sales Charge
               1 Year                          7.53%                  6.53%
              5 Years                          5.20%                  5.20%
      Since Inception*                         7.03%                  7.03%
            SEC Yield**                        6.25%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio invests a portion of its assets in foreign securities which may magnify fluctuations, particularly in emerging markets. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.

*     Since inception: 1/8/93 Class B; 5/3/93 Class C.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended December 31, 2001.


--------------------------------------------------------------------------------
10 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2001 (unaudited)

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)     U.S. $ Value
--------------------------------------------------------------------------------

         Corporate Debt Obligations-79.8%
         Aerospace & Defense-2.0%
BBB-     Northrop Grumman Corp.
            7.75%, 2/15/31 .....................       $ 25,000   $   27,155,950
                                                                  --------------
         Automotive-1.7%
BBB+     General Motors Acceptance Corp.
            8.00%, 11/01/31 ....................         22,000       22,455,422
                                                                  --------------
         Banking-3.8%
A-       Royal Bank of Scotland Group Plc
            7.648%, 8/31/49(a) .................         30,000       30,371,400
AA-      UBS Preferred Funding Trust II
            7.247%, 6/26/49(a) .................         20,000       20,529,900
                                                                  --------------
                                                                      50,901,300
                                                                  --------------
         Broadcasting/Media-4.6%
BBB-     News America, Inc.
            7.30%, 4/30/28 .....................         35,000       32,700,010
BBB+     Time Warner, Inc.
            8.375%, 3/15/23 ....................         25,000       27,941,500
                                                                  --------------
                                                                      60,641,510
                                                                  --------------
         Cable-5.5%
B+       Charter Communications Holdings LLC
            Zero coupon, 5/15/11(a) ............          7,000        4,340,000
            10.00%, 5/15/11 ....................          5,720        5,848,700
            10.75%, 10/01/09 ...................         15,235       16,149,100
BBB      Comcast Cable Communications
            8.875%, 5/01/17 ....................         20,000       23,083,840
BB+      CSC Holdings, Inc.
            7.875%, 2/15/18 ....................         23,950       23,371,153
                                                                  --------------
                                                                      72,792,793
                                                                  --------------
         Chemicals-1.4%
BB       Lyondell Chemical Co.
            9.50%, 12/15/08(b) .................         18,250       18,158,750
                                                                  --------------


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)     U.S. $ Value
--------------------------------------------------------------------------------

         Communications-19.2%
BBB+     AT&T Corp.
            8.00%, 11/15/31(b) .................       $ 30,000   $   31,507,050
A-       British Telecommunications Plc
            8.875%, 12/15/30 ...................         45,000       52,017,075
BBB      Citizens Communications Co.
            9.00%, 8/15/31(b) ..................         44,000       47,911,820
B-       Marconi Corp. Plc
            8.375%, 9/15/30 ....................         17,845        8,214,125
AA-      Singapore Telecommunications, Ltd.
            7.375%, 12/01/31(b) ................         15,000       15,334,095
BBB+     Sprint Capital Corp.
            6.875%, 11/15/28 ...................         55,000       50,693,665
BBB+     WorldCom, Inc. - MCI Group
            8.25%, 5/15/31 .....................         45,000       47,703,510
                                                                  --------------
                                                                     253,381,340
                                                                  --------------
         Communications - Mobile-4.6%
BBB      AT&T Wireless Services, Inc.
            8.75%, 3/01/31 .....................         23,000       26,142,490
B        Nextel Communications, Inc.
            Zero coupon, 2/15/08 ...............          3,300        2,277,000
            9.375%, 11/15/09 ...................         40,200       31,858,500
                                                                  --------------
                                                                      60,277,990
                                                                  --------------
         Energy-5.7%
BBB-     DPL, Inc.
            8.125%, 9/01/31(b) .................         35,000       32,545,065
B        Lone Star Technologies, Inc.
            9.00%, 6/01/11 .....................          3,000        2,535,000
BBB      PG&E National Energy Group, Inc.
            10.375%, 5/16/11 ...................         10,500       11,091,192
BBB      Williams Cos., Inc.
            7.875%, 9/01/21 ....................         29,000       29,525,103
                                                                  --------------
                                                                      75,696,360
                                                                  --------------
         Financial-1.2%
NR       Finova Group, Inc.
            7.50%, 11/15/09 ....................         36,000       15,300,000
                                                                  --------------
         Industrial-2.2%
BBB      El Paso Corp.
            7.00%, 5/15/11 .....................         30,000       29,755,590
                                                                  --------------


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)     U.S. $ Value
--------------------------------------------------------------------------------

         Metals / Mining-0.7%
BB       United States Steel LLC
            10.75%, 8/01/08(b) .................       $  9,500   $    8,930,000
                                                                  --------------
         Petroleum Products-5.9%
BBB      Amerada Hess Corp.
            7.30%, 8/15/31 .....................         20,000       20,202,440
BBB      Devon Financing Corp.
            7.875%, 9/30/31(b) .................         15,000       15,225,735
BBB      Kerr-McGee Corp.
            7.875%, 9/15/31 ....................         40,000       42,276,360
                                                                  --------------
                                                                      77,704,535
                                                                  --------------
         Public Utilities - Electric & Gas-17.0%
BBB-     Calenergy Co., Inc.
            8.48%, 9/15/28 .....................         30,000       32,514,900
BB+      Calpine Corp.
            8.50%, 2/15/11 .....................         30,000       26,100,000
BBB-     Dominion Resources Capital Trust III
            8.40%, 1/15/31 .....................         44,000       46,270,796
BBB-     FirstEnergy Corp.
            7.375%, 11/15/31 ...................         50,000       48,958,750
BBB-     NRG Energy, Inc.
            8.625%, 4/01/31 ....................         38,000       35,259,820
BBB-     PSE&G Energy Holdings, Inc.
            8.50%, 6/15/11(b) ..................         26,000       25,476,334
BB+      South Point Energy
            9.825%, 5/30/19(b) .................         12,000       10,440,000
                                                                  --------------
                                                                     225,020,600
                                                                  --------------
         Public Utilities - Gas-1.4%
BBB      Coastal Corp.
            7.42%, 2/15/37 .....................         20,700       19,068,695
                                                                  --------------
         Supermarket / Drug-2.9%
BBB-     Delhaize America, Inc.
            9.00%, 4/15/31(b) ..................         31,600       37,987,845
                                                                  --------------
         Total Corporate Debt Obligations
            (cost $1,048,522,449) ..............                   1,055,228,680
                                                                  --------------
         U.S. Government Obligations-8.7%
AAA      U.S. Treasury Bonds
            5.375%, 2/15/31 ....................         67,750       66,765,592
AAA      U.S. Treasury Strips
            6.00%, 11/15/21 ....................         65,000       19,947,850
            8.75%, 5/15/17 .....................         70,000       28,030,800
                                                                  --------------
         Total U.S. Government Obligations
            (cost $113,933,000) ................                     114,744,242
                                                                  --------------


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Shares or
Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)     U.S. $ Value
--------------------------------------------------------------------------------

         Preferred Stock-4.7%
         Communications-4.7%
BBB+     Centaur Funding Corp.
            Series B(b)
            (cost $58,320,875) .................         57,000   $   62,454,330
                                                                  --------------
         Sovereign Debt Obligations-4.7%
         Brazil-0.6%
BB-      Republic of Brazil
            11.00%, 8/17/40 ....................       $ 10,000        7,675,000
                                                                  --------------
         Russia-4.1%
B+       Russian Federation
            5.00%, 3/31/30(b) ..................         92,500       53,765,625
                                                                  --------------
         Total Sovereign Debt Obligations
            (cost $47,480,970) .................                      61,440,625
                                                                  --------------
         Short-Term Investment-0.5%
         Repurchase Agreement-0.5%
A-1+     State Street Bank and Trust Co. .......
            1.70%, dated 12/31/01, due
            1/02/02 in the amount of
            $6,800,642 (cost $6,800,000;
            collateralized by $7,080,000
            FNMA, 6.072%, 3/01/33,
            value $6,938,400)
            (amortized cost $6,800,000) ........          6,800        6,800,000
                                                                  --------------
         Total Investments-98.4%
            (cost $1,275,057,294) ..............                   1,300,667,877
         Other assets less liabilities-1.6% ....                      21,329,552
                                                                  --------------
         Net Assets-100% .......................                  $1,321,997,429
                                                                  ==============

(a) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2001.

(b) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2001, these securities amounted to $359,736,649 or 27.2% of net assets.

      Glossary:

      FNMA - Federal National Mortgage Association.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
December 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $1,275,057,294) ..    $ 1,300,667,877
Cash .......................................................            187,449
Receivable for investment securities sold ..................         51,488,047
Interest receivable ........................................         22,894,858
Receivable for capital stock sold ..........................          3,862,823
                                                                ---------------
Total assets ...............................................      1,379,101,054
                                                                ---------------
Liabilities
Payable for investment securities purchased ................         48,781,572
Dividends payable ..........................................          5,447,614
Payable for capital stock redeemed .........................          1,088,757
Distribution fee payable ...................................            771,301
Advisory fee payable .......................................            605,662
Accrued expenses ...........................................            408,719
                                                                ---------------
Total liabilities ..........................................         57,103,625
                                                                ---------------
Net Assets .................................................    $ 1,321,997,429
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $       107,947
Additional paid-in capital .................................      1,559,447,930
Accumulated net investment loss ............................         (2,932,438)
Accumulated net realized loss on investments,
   swap contracts and options transactions .................       (260,236,593)
Net unrealized appreciation of investments .................         25,610,583
                                                                ---------------
                                                                $ 1,321,997,429
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($571,237,621 / 46,642,959 shares of capital stock
   issued and outstanding) .................................             $12.25
Sales charge--4.25% of public offering price ...............                .54
                                                                         ------
Maximum offering price .....................................             $12.79
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($549,711,847 / 44,887,840 shares of capital stock
   issued and outstanding) .................................             $12.25
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($201,047,961 / 16,416,563 shares of capital stock
   issued and outstanding) .................................             $12.25
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended December 31, 2001 (unaudited)

Investment Income
Interest ...................................      $55,409,969
Dividends ..................................        2,587,800
                                                  -----------
                                                                   $ 57,997,769
Expenses
Advisory fee ...............................        3,544,495
Distribution fee--Class A ..................          836,763
Distribution fee--Class B ..................        2,697,319
Distribution fee--Class C ..................          972,323
Transfer agency ............................          946,468
Custodian ..................................          125,931
Printing ...................................          107,649
Audit and legal ............................           63,632
Administrative .............................           62,500
Registration ...............................           51,886
Directors' fees ............................            7,870
Miscellaneous ..............................           17,387
                                                  -----------
Total expenses before interest .............        9,434,223
Interest expense ...........................          177,692
                                                  -----------
Total expenses .............................                          9,611,915
                                                                   ------------
Net investment income ......................                         48,385,854
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ............................                        (44,405,421)
Net change in unrealized
   appreciation/depreciation
   of investments ..........................                         39,237,694
                                                                   ------------
Net loss on investments ....................                         (5,167,727)
                                                                   ------------
Net Increase in Net Assets
   from Operations .........................                       $ 43,218,127
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Six Months
                                                  Ended
                                               December 31,
                                                   2001            Year Ended
                                                (unaudited)       June 30, 2001
                                             ===============    ===============

Increase (Decrease) in Net Assets
from Operations
Net investment income .....................  $    48,385,854    $    88,364,167
Net realized loss on investments and
   options transactions ...................      (44,405,421)       (24,601,317)
Net change in unrealized
   appreciation/depreciation of investments       39,237,694         62,106,834
                                             ---------------    ---------------
Net increase in net assets
   from operations ........................       43,218,127        125,869,684
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ................................      (22,103,775)       (39,852,341)
   Class B ................................      (19,557,210)       (35,363,025)
   Class C ................................       (7,043,795)       (13,148,801)
Distributions in excess of
   net investment income
   Class A ................................               -0-          (166,305)
   Class B ................................               -0-          (147,571)
   Class C ................................               -0-           (54,870)
Tax return of capital
   Class A ................................               -0-        (1,345,179)
   Class B ................................               -0-        (1,193,647)
   Class C ................................               -0-          (443,826)
Capital Stock Transactions
Net increase ..............................      102,063,665         63,615,261
                                             ---------------    ---------------
Total increase ............................       96,577,012         97,769,380
Net Assets
Beginning of period .......................    1,225,420,417      1,127,651,037
                                             ---------------    ---------------
End of period .............................  $ 1,321,997,429    $ 1,225,420,417
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the Corporate Bond Portfolio (the "Portfolio") only. The Portfolio offers three classes of shares:
Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. Based on the operations of the Portfolio as of the semi-annual date, and its distribution policy, the Portfolio may have a tax return of capital at year end. At this time, the amount of this tax return of capital is not estimable.

6. Change in Accounting Principle

As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change will have no impact on the net assets of the Portfolio. Prior to July 1, 2001, the Portfolio did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $42,672 reduction in cost of investments and a corresponding $42,672 increase in net unrealized appreciation/depreciation, based on investments owned by the Portfolio on July 1, 2001.

The effect of this change for the period ended December 31, 2001, was to decrease net investment income by $125,622, increase net unrealized appreciation by $70,643 and decrease net realized losses by $54,979. The statement of changes in net assets and financial highlights for prior periods


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of ..625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $62,500 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended December 31, 2001.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $676,315 for the six months ended December 31, 2001.

For the six months ended December 31, 2001, the Portfolio's expenses were reduced by $8,162 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $72,886 from the sales of Class A shares and $10,860, $224,698 and $18,827 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2001.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $15,696,758 and $4,729,268 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $939,814,437 and $942,502,974, respectively, for the six months ended December 31, 2001. There were purchases of $803,154,363 and sales of $712,890,882 of U.S. government and government agency obligations for the six months ended December 31, 2001.

At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $59,823,296 and gross unrealized depreciation of investments was $34,212,713 resulting in net unrealized appreciation of $25,610,583.

At June 30, 2001, the Portfolio had a net capital loss carryforward for federal income tax purposes of $195,352,782, of which $2,817,216 expires in the year 2003, $3,517,339 expires in the year 2004, $8,737,781 expires in 2007,
$125,726,446 expires in 2008 and $54,554,000 expires in 2009.

Capital losses incurred after October 31 ("post October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and elected to defer post October losses of $20,064,304 for the period ended June 30, 2001. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

1. Options Transactions

For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

For the six months ended December 31, 2001, the Portfolio did not engage in written options transactions.

2. Swap Agreements

The Portfolio enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments and swap contracts.

At December 31, 2001, the Portfolio had no outstanding swap agreements.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares.


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

               ------------------------------- --------------------------------
                            Shares                           Amount
               ------------------------------- --------------------------------
               Six Months Ended                Six Months Ended
                   December 31,     Year Ended     December 31,      Year Ended
                           2001       June 30,             2001        June 30,
                    (unaudited)           2001      (unaudited)            2001
               ----------------------------------------------------------------
Class A
Shares sold           7,891,249     15,779,556    $  97,079,954   $ 193,640,456
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions      1,123,371      1,982,252       13,751,435      24,235,882
-------------------------------------------------------------------------------
Shares converted
   from Class B       1,075,265      2,054,121       13,311,926      25,189,831
-------------------------------------------------------------------------------
Shares redeemed      (6,595,118)   (16,430,350)     (81,045,138)   (201,080,837)
-------------------------------------------------------------------------------
Net increase          3,494,767      3,385,579    $  43,098,177   $  41,985,332
===============================================================================

Class B
Shares sold           8,145,914     10,673,860    $ 100,279,899   $ 131,715,027
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions        908,449      1,572,516       11,119,356      19,234,682
-------------------------------------------------------------------------------
Shares converted
   to Class A        (1,075,265)    (2,053,240)     (13,311,926)    (25,189,831)
-------------------------------------------------------------------------------
Shares redeemed      (4,567,556)    (8,761,626)     (55,985,172)   (107,233,710)
-------------------------------------------------------------------------------
Net increase          3,411,542      1,431,510    $  42,102,157   $  18,526,168
===============================================================================

Class C
Shares sold           3,231,520      4,521,923    $  39,744,800   $  55,950,266
-------------------------------------------------------------------------------
Shares issued in
reinvestment of
   dividends and
   distributions        352,443        662,673        4,313,412       8,103,794
-------------------------------------------------------------------------------
Shares redeemed      (2,214,375)    (4,978,199)     (27,194,881)    (60,950,299)
-------------------------------------------------------------------------------
Net increase          1,369,588        206,397    $  16,863,331   $   3,103,761
===============================================================================

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended December 31, 2001, the average amount of reverse


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

repurchase agreements outstanding was approximately $14,464,620, and the daily weighted average interest rate was 2.40%.

At December 31, 2001, the Portfolio had no outstanding reverse repurchase agreements.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended December 31, 2001.

NOTE H

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    ----------------------------------------------------------------------------------
                                                                       Class A
                                    ----------------------------------------------------------------------------------
                                      Six Months
                                           Ended
                                    December 31,                              Year Ended June 30,
                                         2001(a)        --------------------------------------------------------------
                                     (unaudited)            2001         2000         1999         1998         1997
                                    ----------------------------------------------------------------------------------
Net asset value,
   beginning of period ..........         $12.29          $11.91       $12.49       $14.19       $14.19       $13.29
                                    ----------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) ........            .49             .97         1.04         1.06         1.08         1.15
Net realized and unrealized
   gain (loss) on investments,
   swap contracts and options
   transactions .................           (.04)            .42         (.55)       (1.64)         .12          .97
                                    ----------------------------------------------------------------------------------
Net increase (decrease)
   in net asset value
   from operations ..............            .45            1.39          .49         (.58)        1.20         2.12
                                    ----------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ............           (.49)           (.97)       (1.04)       (1.07)       (1.08)       (1.22)
Distributions in excess of
   net investment income ........             -0-           (.01)          -0-        (.01)        (.12)          -0-
Tax return of capital ...........             -0-           (.03)        (.03)        (.04)          -0-          -0-
                                    ----------------------------------------------------------------------------------
Total dividends and distributions           (.49)          (1.01)       (1.07)       (1.12)       (1.20)       (1.22)
                                    ----------------------------------------------------------------------------------
Net asset value, end of period ..         $12.25          $12.29       $11.91       $12.49       $14.19       $14.19
                                    ==================================================================================
Total Return
Total investment return based
   on net asset value(c) ........           3.75%          12.03%        4.11%       (4.08)%       8.66%       16.59%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..............       $571,238        $530,446     $473,578     $476,141     $510,397     $370,845
Ratio of expenses to average
   net assets ...................           1.08%(d)        1.31%        1.12%        1.11%        1.05%        1.12%
Ratio of expenses to average
   net assets, excluding
   interest expense .............           1.05%(d)        1.09%        1.11%        1.11%        1.05%        1.12%
Ratio of net investment
   income to average
   net assets ...................           7.89%(d)        7.95%        8.51%        8.13%        7.52%        8.34%
Portfolio turnover rate .........            129%            340%         302%         281%         244%         307%

See footnote summary on page 28.

--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    ----------------------------------------------------------------------------------
                                                                       Class B
                                    ----------------------------------------------------------------------------------
                                      Six Months
                                           Ended
                                    December 31,                              Year Ended June 30,
                                         2001(a)        --------------------------------------------------------------
                                     (unaudited)            2001         2000         1999         1998         1997
                                    ----------------------------------------------------------------------------------
Net asset value,
   beginning of period ..........         $12.30          $11.92       $12.49       $14.19       $14.19       $13.29
                                    ----------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) ........            .45             .88          .95          .97          .98         1.05
Net realized and unrealized
   gain (loss) on investments,
   swap contracts and options
   transactions .................           (.05)            .42         (.54)       (1.64)         .13          .98
                                    ----------------------------------------------------------------------------------
Net increase (decrease)
   in net asset value
   from operations ..............            .40            1.30          .41         (.67)        1.11         2.03
                                    ----------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ............           (.45)           (.88)        (.95)        (.98)        (.98)       (1.13)
Distributions in excess of
   net investment income ........             -0-           (.01)          -0-        (.01)        (.13)          -0-
Tax return of capital ...........             -0-           (.03)        (.03)        (.04)          -0-          -0-
                                    ----------------------------------------------------------------------------------
Total dividends and distributions           (.45)           (.92)        (.98)       (1.03)       (1.11)       (1.13)
                                    ----------------------------------------------------------------------------------
Net asset value, end of period ..         $12.25          $12.30       $11.92       $12.49       $14.19       $14.19
                                    ==================================================================================
Total Return
Total investment return based
   on net asset value(c) ........           3.32%          11.24%        3.39%       (4.77)%       7.95%       15.80%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..............       $549,712        $509,953     $477,259     $630,631     $672,374     $480,326
Ratio of expenses to average
   net assets ...................           1.80%(d)        2.03%        1.83%        1.82%        1.75%        1.82%
Ratio of expenses to average
   net assets, excluding
   interest expense .............           1.77%(d)        1.81%        1.83%        1.82%        1.75%        1.82%
Ratio of net investment
   income to average
   net assets ...................           7.20%(d)        7.18%        7.77%        7.41%        6.80%        7.62%
Portfolio turnover rate .........            129%            340%         302%         281%         244%         307%

See footnote summary on page 28.

--------------------------------------------------------------------------------
26 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    ----------------------------------------------------------------------------------
                                                                       Class C
                                    ----------------------------------------------------------------------------------
                                      Six Months
                                           Ended
                                    December 31,                              Year Ended June 30,
                                         2001(a)        --------------------------------------------------------------
                                     (unaudited)            2001         2000         1999         1998         1997
                                    ----------------------------------------------------------------------------------
Net asset value,
   beginning of period ..........         $12.30          $11.91       $12.49       $14.19       $14.19       $13.29
                                    ----------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) ........            .44             .89          .94          .97          .99         1.04
Net realized and unrealized
   gain (loss) on investments,
   swap contracts and options
   transactions .................           (.04)            .42         (.54)       (1.64)         .12          .99
                                    ----------------------------------------------------------------------------------
Net increase (decrease)
   in net asset value
   from operations ..............            .40            1.31          .40         (.67)        1.11         2.03
                                    ----------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ............           (.45)           (.89)        (.95)        (.98)        (.99)       (1.13)
Distributions in excess of
   net investment income ........             -0-             -0-          -0-        (.01)        (.12)          -0-
Tax return of capital ...........             -0-           (.03)        (.03)        (.04)          -0-          -0-
                                    ----------------------------------------------------------------------------------
Total dividends and distributions           (.45)           (.92)        (.98)       (1.03)       (1.11)       (1.13)
                                    ----------------------------------------------------------------------------------
Net asset value, end of period ..         $12.25          $12.30       $11.91       $12.49       $14.19       $14.19
                                    ==================================================================================
Total Return
Total investment return based
   on net asset value(c) ........           3.32%          11.33%        3.30%       (4.77)%       7.95%       15.80%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..............       $201,048        $185,022     $176,814     $204,271     $254,530     $174,762
Ratio of expenses to average
   net assets ...................           1.79%(d)        2.03%        1.83%        1.81%        1.75%        1.82%
Ratio of expenses to average
   net assets, excluding
   interest expense .............           1.76%(d)        1.81%        1.82%        1.81%        1.75%        1.82%
Ratio of net investment
   income to average
   net assets ...................           7.17%(d)        7.22%        7.75%        7.37%        6.83%        7.61%
Portfolio turnover rate .........            129%            340%         302%         281%         244%         307%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the period ended December 31, 2001, the effect of this change was to decrease net investment income per share and net realized loss on investments per share by less than $.01 for Class A and Class B and $.01 for Class C, respectively. Consequently, the ratio of net investment income to average net assets was decreased from 7.91% to 7.89% for Class A, from 7.21% to 7.20% for Class B and from 7.19% to 7.17% for Class C on an annualized basis. Per share ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
28 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

net asset value

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $455 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 41 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 640 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/01.


--------------------------------------------------------------------------------
30 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Paul J. DeNoon, Senior Vice President
Matthew Bloom, Vice President
F. Jeanne Goetz, Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller
Andrew L. Gangolf, Assistant Secretary

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 33

Alliance Bond Fund Corporate Bond Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

CBPSAR1201